UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 10, 2008

ARCLAND ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-10315	95-4091368
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17101 Preston Road, Suite 210, Dallas, Texas 75248
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code                                                                                                214-774-4820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) is filed as an amendment and supplement to the Current Report on Form 8-K filed by Implantable Vision, Inc. on July 15, 2008 to provide the historical and pro forma financial information required pursuant to Item 9.01 of Form 8-K.

2.01                   Completion of Acquisition or Disposition of Assets

On July 15, 2008, Implantable Vision, Inc., which is now known as Arcland Energy Corporation (the “Company”) filed a Current Report on Form 8-K relating to a Portfolio Leasehold Acquisition Agreement dated July 10, 2008 (the “Acquisition Agreement”) that it entered into with Lariat Energy Corporation, a Nevada corporation (“Lariat”), Pilgrim Petroleum Corporation, a Delaware corporation (“Pilgrim”), and American Petroleum Corporation, a Texas corporation (“American” and, together with Pilgrim and Lariat, the “Sellers”). Under the terms of the Acquisition Agreement, the Company purchased certain oil and gas leases (the “Acquired Assets”) from the Sellers for an aggregate of 41,753,247 shares (the “Acquisition Shares”) of the Company’s common stock, $.001 par value (“Common Stock”), a Convertible Promissory Note payable to Lariat in the principal amount of $7,000,000, and a Convertible Promissory Note payable to American in the principal amount of $3,000,000. The Acquisition Agreement transaction is referred to herein as the “Reverse Acquisition.” The effective date of the Reverse Acquisition was July 10, 2008.

Item 9.01.                   Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The following unaudited Statements of Assets Sold and Statements of Revenues and Direct Expenses relate to the Acquired Assets sold by American and Lariat in connection with the Reverse Acquisition Transaction.

AMERICAN PETROLEUM CORPORATION
STATEMENT OF ASSETS SOLD
July 10, 2008

UNAUDITED

ASSETS

ASSETS SOLD
Investments – Working Interest (net)	54,858

TOTAL ASSETS SOLD	$54,858

AMERICAN PETROLEUM CORPORATION
STATEMENT OF REVENUES AND DIRECT EXPENSES
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 and 2007
AND THE SIX MONTHS ENDED JUNE 30, 2008
FOR ASSETS SOLD on JULY 10, 2008

UNAUDITED

	2006	2007	2008

Revenue - net	$128,963	$45,959	$22,525

Direct Expenses
Lease operating expenses	110,842	6,305	4,364
Subcontract expenses	2,614	1,273	1,244
Severance taxes	5,491	2,165	916
Auto expenses	3,750	260	516
Equipment rental	8,122	-	-
Professional fees	9,775	360	1,195
Repairs and maintenance	5,252	- 1,203
Filing fees	500	-	600
Insurance	1,800	-	-

Total Direct Expenses	148,146	10,364	10,039

Net Revenue/(Loss)	(19,183)	35,596	12,486

AMERICAN PETROLEUM CORPORATION
NOTES TO STATEMENTS

A.	Nature of Business

American Petroleum Corporation (the “American”) is a Texas corporation.  American is an oil and gas operator and invests in working interests and oil and gas leases throughout Texas.

B.	Accounting Policies

A summary of American’s significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

Basis of Accounting

The accounts are maintained and the financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts in the financial statements and accompanying notes.  Actual results could differ from these estimates and assumptions.

Cash and Cash Equivalents

American considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Revenue Recognition

American generally recognizes revenue upon performance of services for its customers.

Sale of Assets

American sold its’ interest in certain oil and gas leases on July 10, 2008 to Implantable Vision, Inc (IMVS – OTCBB) an Utah Corporation for a note and stock.

LARIAT ENERGY CORPORATION
STATEMENT OF ASSETS SOLD
July 10, 2008

UNAUDITED

ASSETS

ASSETS SOLD

Investments – Oil and Gas Leases	$41,620,249

TOTAL ASSETS SOLD	$41,620,249

LARIAT ENERGY CORPORATION
STATEMENT OF REVENUES AND DIRECT EXPENSES
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 and 2007
AND THE SIX MONTHS ENDED JUNE 30, 2008
FOR ASSETS SOLD on JULY 10, 2008

UNAUDITED

	2006	2007	2008

Revenue - net	$-	$112,385	$90,101

Direct Expenses
Lease operating expenses	-	6,995	17,458
Subcontract expenses	-	5,093	4,977
Severance taxes	-	5,460	3,665
Auto expenses	-	-	-
Equipment rental	-	-	-
Professional fees	-	-	-
Repairs and maintenance	-		- -
Filing fees	-	-	-
Insurance	-	-	-

Total Direct Expenses	-	17,548	26,100

Net Revenue/(Loss)	-	94,837	64,001

LARIAT ENERGY CORPORATION
NOTES TO STATEMENTS

A.           Nature of Business

Lariat Energy Corporation (the “Lariat”) is a Nevada corporation.  Lariat is an oil and gas operator and invests in working interests and oil and gas leases throughout the United States.

B.           Accounting Policies

A summary of Lariat’s significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

Basis of Accounting

The accounts are maintained and the financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts in the financial statements and accompanying notes.  Actual results could differ from these estimates and assumptions.

Cash and Cash Equivalents

Lariat considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Revenue Recognition

Lariat generally recognizes revenue upon performance of services for its customers.

Sale of Assets

Lariat sold its’ interests in certain oil and gas leases on July 10, 2008 to Implantable Vision, Inc. (IMVS – OTCBB) an Utah Corporation for a note and stock.

(b)           Pro Forma Financial Information.

Unaudited Pro Forma Financial Statements of Implantable Vision, Inc. (n/k/a/ Arcland Energy Corporation)

The following unaudited pro forma financial statements give effect to the Reverse Acquisition transaction.

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K/A. The unaudited pro forma financial data may not be indicative of the financial position or results that would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future.

The unaudited pro forma financial data should be read in conjunction with the historical financial statements and notes thereto of the Company, and the unaudited Statements of Assets Sold and Statements of Revenues and Direct Expenses of American and Lariat set forth above. The Company’s historical financial statements are included in Company’s regulatory reports as filed from time to time with the Securities and Exchange Commission. The unaudited Statements of Assets Sold and Statements of Revenues and Direct Expenses and related notes thereto for American and Lariat are included in financial information required by Form 8-K Item 9.01(a) filed with this Form 8-K/A.

IMPLANTABLE VISION, INC.
(A Development Stage Company)

PROFORMA BALANCE SHEEET

Unaudited April 30, 2008
Assets
Current Assets:
Cash and cash equivalents	$2,560
Other current assets	2,000

Total current assets	4,560

Property and equipment:
Equipment	133,014
133,014
Less accumulated depreciation	(46,404)
Total property and equipment, net	86,610

Other assets:
Investments – Leases	59,475,498
Investments – Patents and licenses	1,000,000
Total other assets	60,457,498

Total assets	$60,548,668

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,320,180
Accrued liabilities	21,700
Credit cad payables	-
Related party payables	117,611
Current portion of long-term debt	26,105
Total current liabilities	1,485,596

Long-term liabilities:
Long-term debt – less current portion	10,000,000
Total long-term liabilities	10,000,000

Total liabilities	11,485,596

Stockholders’ equity:
Preferred stock, $0.001 par value, 100,000,000 shares authorized, Series A convertible preferred stock, 1,000,000 shares issued and outstanding	1,000
Common stock, $0.001 par value, 150,000,000 shares authorized and 74,911,470 shares issued and outstanding	74,911
Stock to be issued	1,554
Subscription receivable	(1,370,000)
Additional paid-in capital	54,471,771
Retained earnings	(3,238,767)
Total stockholders’ equity	49,940,469

Total liabilities and stockholders’ equity	$61,426,065

IMPLANTABLE VISION, INC.
(A Development Stage Company)
(Unaudited)

PROFORMA STATEMENT OF OPERATIONS

	Implantable Vision, Inc.	Lariat Energy Corporation	American Petroleum Corp.	Combined
	August 1, 2007 to April 30, 2008	August 1, 2007 to April 30, 2008	August 1, 2007 to April 30, 2008	August 1, 2007 to April 30, 2008

Revenues earned	$-	$116,101	$29,025	$145,126

Direct costs:
Leasing Operating Expenses	-	26,138	6,535	32,673
Severance Taxes		4,505	1,126	5,631
Total direct job costs	-	30,643	7,661	38,304

Gross profit	-	85,458	21,364	106,822

Expenses:
Research and development	374,605	-	-	374,605
Administrative	360,036	-	4,134	364,170
Depreciation	20,268	-	2,240	22,508

Total expenses	754,909	-	6,374	761,283

Income from operations	(754,909)	85,458	14,990	(654,461)

Other income (expense):
Interest expense	(9,210)	-	-	(9,210)
Interest income	25	-	-	25
Forgiveness of debt	4,700	-	-	4,700
Other income	-	-	-	-
Total other income (expense)	(4,485)	-	-	(4,485)

Net income-(Loss)	$(759,394)	$85,458	$14,990	$(658,946)

Per share information:

Weighted average number of common stock shares outstanding				74,911,470

Net loss per common share-basic				$(0.01)

IMPLANTABLE VISION, INC.
(A Development Stage Company)

PROFORMA STATEMENT OF OPERATIONS

	Audited Implantable Vision, Inc.	Unaudited Lariat Energy Corporation	Unaudited American Petroleum Corp.	Unaudited Combined
	August 1, 2006 to July 31, 2007	August 1, 2006 to July 31, 2007	August 1, 2006 to July 31, 2007	August 1, 2006 to July 31, 2006

Revenues earned	$-	$54,295	$96,650	$150,945

Direct costs:
Leasing Operating Expenses	-	622	33,721	34,343
Severance Taxes		3,305	4,402	7,707
Total direct job costs	-	3,927	38,123	42,050

Gross profit	-	50,368	58,527	108,895

Expenses:
Research and development	757,389	-	-	757,389
Administrative	1,755,903	-	17,627	1,773,530
Depreciation	-	-	2,986	2,986

Total expenses	2,513,292	-	20,613	2,533,905

Income from operations	(2,513,292)	50,368	37,914	(2,425,010)

Other income (expense):
Income taxes	-	-	-	-
Interest expense	-	-	-	245
Interest income	245	-	-	-
Gain/(Loss) on sale of assets	-	-	-	-
Other income	-	-	-	-
Total other income (expense)	245	-	-	245

Net income-(Loss)	$(2,513,047)	$50,368	$37,914	$(2,424,765)

Per share information:

Weighted average number of common stock shares outstanding				74,911,470

Net loss per common share-basic				$(0.03)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2008	ARCLAND ENERGY CORPORATION

By: /s/ Bryan Bulloch
Bryan Bulloch,
President and Chief Financial Officer